Commitments and Contingencies	12 Months Ended
Jun. 30, 2021
Other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingencies	Restructuring Provisions

Accounting Policy

A restructuring provision is recognized when the Company has developed a detailed formal plan for the restructuring and has raised a valid expectation that it will carry out the restructuring by starting to implement the plan or announcing its main features to those individuals who are affected by it. The measurement of a restructuring provision includes only the direct expenditures arising from the restructuring, which reflect amounts that are both necessarily entailed by the restructuring and not associated with the ongoing activities of the entity.

As described in Note 1, during the year ended June 30, 2020, the Company initiated a plan to close operations at certain production facilities in order to focus on production and manufacturing at the Company’s larger scale facilities. Additionally, the Company reduced the number of corporate and production level employees across the organization in an effort to reduce spending. During the year ended June 30, 2021, the Company recorded restructuring charges of $0.2 million (June 30, 2020 - $1.9 million) relating to workforce reductions associated with the closure of production facilities.

During the year ended June 30, 2021, the Company entered into an agreement with Great North Distributors Inc. (“Great North”) to be the exclusive representative for Aurora’s Canadian cannabis retail brands. As a result of shifting consumer sales costs from a fixed internal sales force to variable contract sales, the Company recorded restructuring charges of $0.8 million (June 30, 2020 - nil) related to the workforce reductions.

The provisions for restructuring and other charges represent the present value of the best estimate of the future outflow of economic benefits that will be required to settle the expected liabilities and may vary as a result of new events affecting the severances that will need to be paid.

Total
$
Balance, June 30, 2019	—
Additions	1,947
Payments	(1,390)
Balance at June 30, 2020	557
Additions	1,011
Payments	(1,568)
Balance, June 30, 2021	—
Commitments and Contingencies
(a)Claims and Litigation

From time to time, the Company and/or its subsidiaries may become defendants in legal actions and the Company intends to take appropriate action with respect to any such legal actions, including by defending itself against such legal claims as necessary. Other than the claims described below, as of the date of this report, Aurora is not aware of any other material or significant claims against the Company.

On November 21, 2019, a purported class action proceeding was commenced in the United States District Court for the District of New Jersey against the Company and certain of its directors and officers on behalf of persons or entities who purchased, or otherwise acquired, publicly traded Aurora securities between October 23, 2018 and January 6, 2020. The complaint(s) alleges, inter alia, that the Company and certain of its officers and directors violated the federal securities laws by making false or misleading statements, materially overstated the demand and potential market for the Company’s consumer cannabis products; that the Company’s ability to sell products had been materially impaired by extraordinary market oversupply, that the Company’s spending growth and capital commitments were slated to exceed our revenue growth; that the Company had violated German law mandating that companies receive special permission to distribute medical products exposed to regulated irradiation techniques, and that the foregoing, among others, had negatively impacted the Company’s business, operations, and prospects and impaired the Company’s ability to achieve profitability. A motion to dismiss was filed on November 20, 2020 and granted by the court on July 7, 2021, however, the plaintiffs were given an opportunity to file an amended complaint no later than September 7, 2021. Pursuant to the July 7, 2021 order, the plaintiffs filed an amended complaint on September 7, 2021. The amended complaint makes new allegations pertaining to certain financial misrepresentation and improper revenue recognition by the Company, which allegations the Company is reviewing in preparing for its response to the amended complaint. While this matter is ongoing, the Company disputes the allegations and intends to continue to vigorously defend against the claims. Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult, particularly where the matters involve indeterminate claims for monetary damages and are in the stages of the proceedings where key factual and legal issues have not been resolved. For these reasons, the Company is currently unable to predict the ultimate timing or outcome of or reasonably estimate the possible losses or a range of possible losses resulting from the matters described above. No provision has been recognized as at June 30, 2021 (June 30, 2020 - nil).

The Company and its subsidiary, ACE, have been named in a purported class action proceeding which commenced on June 18, 2020 in the Province of Alberta in relation to the alleged mislabeling of cannabis products with inaccurate THC/CBD content. The class action involves a number of other parties including Aleafia Health Inc., Hexo Corp, Tilray Canada Ltd., among others, and alleges that upon laboratory testing, certain cannabis products were found to have lower THC potency than the labeled amount, suggesting, among other things, that plastic containers may be leeching cannabinoids. While this matter is ongoing, the Company disputes the allegations and intends to vigorously defend against the claims. Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult, particularly where the matters involve indeterminate claims for monetary damages and are in the stages of the proceedings where key factual and legal issues have not been resolved. For these reasons, the Company is currently unable to predict the ultimate timing or outcome of or reasonably estimate the possible losses or a range of possible losses resulting from the matter described above. No provision has been recognized as at June 30, 2021.

A claim was commenced by a party to a former term sheet on June 15, 2020 with the Queen's Bench of Alberta against Aurora and a former officer alleging a claim of breach of obligations under said term sheet, with the plaintiff seeking $18.0 million in damages. While this matter is ongoing, the Company believes the action to be without merit and intends to defend the claim. No provision has been recognized as of June 30, 2021 (June 30, 2020 - nil).

A claim was commenced on June 17, 2020 against Aurora by a former consultant of MedReleaf regarding stock options that were believed by the plaintiff to be granted prior to MedReleaf’s Initial Public Offering (“IPO”). These options were not on the records of MedReleaf at the time of due diligence or acquisition and, as such, no options were granted on closing of the acquisition. As of June 30, 2021, the Company had fully settled this claim for $1.3 million and is recognized in legal settlement and contract termination fees in the statement of comprehensive loss for the year ended June 30, 2021.

On August 10, 2020, a purported class action lawsuit was filed with the Queen's Bench of Alberta against Aurora and certain executive officers in the Province of Alberta on behalf of persons or entities who purchased, or otherwise acquired, publicly traded Aurora securities and suffered losses as a result of Aurora releasing statements containing misrepresentations during the period of September 11, 2019 and December 21, 2019. The Company disputes the allegations and intends to vigorously defend against the claims. Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult, particularly where the matters involve indeterminate claims for monetary damages and are in the stages of the proceedings where key factual and legal issues have not been resolved. For these reasons, the Company is currently unable to predict the ultimate timing or outcome of or reasonably estimate the possible losses or a range of possible losses resulting from the matter described above. No provision has been recognized as at June 30, 2021 (June 30, 2020 - nil).

On October 2, 2020, a purported class action lawsuit was commenced in the United States District Court for the District of New Jersey against the Company and certain executive officers on behalf of persons or entities who purchased or otherwise acquired Aurora securities between February 13, 2020 and September 4, 2020. The complaint alleges, inter alia, that the Company and certain executive officers violated the federal securities laws by making false and/or misleading statements and/or failing to disclose that the Company had significantly overpaid for previous acquisitions and experienced degradation in certain assets, including its production facilities and inventory; the Company’s business transformation plan and cost reset failed to mitigate the foregoing issues; it was foreseeable that the Company would record significant goodwill and asset impairment charges; and as a result, the Company’s public statements were materially false and misleading. Lead plaintiff and lead counsel have been appointed and the Company is awaiting filing of their complaint. While this matter is ongoing, the Company disputes the allegations and intends to vigorously defend against the claims. Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult, particularly where the matters involve indeterminate claims for monetary damages and are in the stages of the proceedings where key factual and legal issues have not been resolved. For these reasons, the Company is currently unable to predict the ultimate timing or outcome of or reasonably estimate the possible losses or a range of possible losses resulting from the matters described above. No provision has been recognized as at June 30, 2021 (June 30, 2020 - nil).
The Company was party to an arbitration matter with a third party with respect to a break fee believed to be due by Aurora under an agreement. Binding arbitration in favor of the other company was awarded on September 13, 2020 in the amount of $3.0 million plus interest and costs, and the payment was made by the Company on October 13, 2020. The settlement amount was recognized in legal settlement and contract termination fees in the statement of comprehensive loss.

On January 4, 2021, a civil claim was filed with the Queen’s Bench of Alberta against Aurora and Hempco by a former landlord regarding unpaid rent in the amount of $8.9 million, representing approximately $0.4 million for rent in arrears and costs, plus $8.5 million for loss of rent and remainder of the term. The Company filed a statement of defense on March 24, 2021. While this matter is ongoing, the Company intends to continue to defend against the claims. No provision has been recognized as of June 30, 2021 (June 30, 2020 - nil).

The Company is subject to litigation and similar claims in the ordinary course of our business, including claims related to employment, human resources, product liability and commercial disputes. The Company has received notice of, or are aware of, certain possible claims against us where the magnitude of such claims is negligible, or it is not currently possible for us to predict the outcome of such claims, possible claims or lawsuits due to various factors including: the preliminary nature of some claims; an incomplete factual record; and the unpredictable nature of opposing parties and their demands. Management is of the opinion, based upon legal assessments and information presently available, that it is unlikely that any of these claims would result in liability to the Company, to the extent not provided for through insurance or otherwise, would have a material effect on the consolidated financial statements, other than the claims described above.

(b)Commitments

(i)On September 8, 2020, the Company and the Ultimate Fighting Championship (“UFC”) mutually terminated its partnership. The Company paid $40.2 million as a termination fee which has been recognized in legal settlement and contract termination fees in the statement of comprehensive loss.

(ii)Pursuant to a manufacturing agreement, the Company is contractually committed to purchase a minimum number of softgels each calendar year. If the Company fails to meet the required purchase minimum, then it is required to pay a penalty fee equal to the difference between the actual purchased quantity and the required purchase minimum multiplied by cost of the softgels. The Company expects to meet the purchase minimum for 2021 and as such, no provision was recorded as at June 30, 2021 (June 30, 2020 - $0.9 million)

(iii)The Company has various lease commitments related to various office space, production equipment, vehicles, facilities and warehouses expiring between July 2021 and June 2033. The Company has certain leases with optional renewal terms that the Company may exercise at its option.

(iv)During the year ended June 30, 2021, the Company indefinitely halted construction at the Aurora Sun facility. The facility had an existing utility supply contract which included annual minimum energy consumption commitments. As at June 30, 2021, the Company recognized a $2.1 million (June 30, 2020 - nil) onerous contract provision which represents the lesser of the costs of exiting the contract and the cost of fulfilling it. Additionally, the Company impaired $10.3 million deposits related to Sun. The provision and impairment loss have been included in other gains (losses) and impairment of deposits, respectively, on the statement of comprehensive loss (Note 22).

In addition to lease liability commitments disclosed in Note 30(b), the Company has the following future capital commitments, purchase commitments and retention payments, which are due in the next five years and thereafter:

$
Next 12 months	4,073
Over 1 year to 2 years	2,066
Over 2 years to 3 years	2,066
Over 3 years to 4 years	1,894
10,099